0 0 Tower Bancorp, Inc. Investor Presentation Third Quarter 2010 Exhibit 99.1

ABOUT THIS PRESENTATION
This presentation contains forward-looking statements that are intended to be covered by the safe harbor for forward-
looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, and can be identified by the use of forward-looking terminology such as “believe,”
“expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “target,” “intend” or “anticipate” or the negative thereof or comparable terminology. Forward-looking statements include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of various transactions, and statements about the future performance, operations, products and services of Tower and our subsidiaries. These forward-looking statements are subject to various assumptions, risks, uncertainties and other factors including, but not limited to: a continuation or worsening of the current disruption in credit and other markets;
the ineffectiveness of Tower’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; the performance of Tower’s investment portfolio; changes in rates of deposit and loan growth; asset quality and the impact on assets from adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology; capital and liquidity strategies; and deteriorating economic conditions. The foregoing review of important factors should be read in conjunction with the risk factors and other cautionary statements included in documents filed by Tower Bancorp, Inc. with the Securities and Exchange Commission, including Tower’s Quarterly Report on Form 10-
Q, Annual Report on Form 10-K and other required filings.
Because of these uncertainties, risks and the possibility of changes in these assumptions, actual results could differ materially from those expressed in any forward-looking statements. Investors are cautioned not to place undue reliance on these statements. Tower Bancorp, Inc. assumes no duty or obligation to update any forward-looking statements made in this presentation.

INFORMATION ABOUT THE FIRST CHESTER COUNTY CORPORATION TRANSACTION
The proposed merger of First Chester County Corporation (“First Chester”) and Tower Bancorp, Inc. (“Tower”) will be submitted to the shareholders of First Chester and Tower for their consideration and approval. In connection with the proposed transaction, Tower has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which has been declared effective by the SEC and includes a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Tower and First Chester on or about November 5,
2010. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors can obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and First Chester, free of charge from the SEC’s Internet site (www.sec.gov), by contacting Tower Bancorp, Inc., 112 Market Street, Harrisburg, Pennsylvania
17101, Attention: Brent Smith, Investor Relations, telephone 717-724-4666 or by contacting First Chester Financial
Corporation, 9 North High Street, West Chester, Pennsylvania 19381 Attention: John Stoddart, Investor Relations,
telephone 484-881-4141. INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND
OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING
THE TRANSACTION.
Participants in the Transaction
Tower, First Chester and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Tower and First Chester shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Tower and First Chester shareholders in connection with the proposed transaction is set forth in the joint proxy statement/prospectus filed with the SEC. You can also find information about Tower’s executive officers and directors in its definitive proxy statement filed with the SEC on April 23, 2010, which is available at the SEC’s Internet site
(www.sec.gov). Additional information about First Chester’s executive officers and directors is set forth in its Form 10-K filed with the SEC on July 27, 2010, which is available at the SEC’s Internet site. You can also obtain free copies of these documents from Tower or First Chester, as appropriate, using the contact information above.
This document is not an offer to sell shares of Tower’s securities which may be issued in the proposed transaction.
Such securities are offered only by means of the joint proxy statement/prospectus referred to above.

COMPANY PROFILE
A Pennsylvania-chartered bank holding company
organized in 1983, with roots dating back to 1864
High-growth community bank headquartered in Harrisburg, Pennsylvania
Completed a merger of equals transaction on March 31, 2009, with Graystone
Financial Corp. to create a $1.2 billion asset company
Pending merger with First Chester County Corporation will create a $2.7 billion asset company
Post-merger, will operate approximately 49 retail offices in eleven counties of central and south-eastern Pennsylvania and Maryland
Strong corporate culture with clear strategic vision
Shares traded on NASDAQ Global Market under the symbol “TOBC”

COMPANY PROFILE
• As of September 30, 2010:
– Total Assets: $ 1.6 billion
– Gross Loans: $ 1.3 billion
– Deposits: $ 1.4 billion
– Shareholders’ Equity: $ 165.7 million
– Book Value Per Share: $ 23.08
– Tangible Book Value Per Share: $ 21.02
– Total Regulatory Capital Ratio: 13.18%
– Market Capitalization: $ 159.6 million
(as of October 25, 2010 as reported by SNL Financial)

PRO FORMA COMPANY PROFILE
•
Pro Forma For Pending Acquisition of First Chester County Corporation (as of June 30, 2010) (1)
– Total Assets: $ 2.7 billion
– Gross Loans: $ 2.0 billion
– Deposits: $ 2.3 billion
– Shareholders’ Equity: $ 207.2 million
– Book Value Per Share: $ 22.90
(1) Pro  Forma combined data is derived from Tower Bancorp, Inc. Registration Statement on Form S-4, as filed with the SEC on September 3,
2010 as amended on October 5, 2010 and November 1, 2010, and is subject to the assumptions, estimates and other qualifications set forth therein under the sections titled “Selected Unaudited Pro Forma Combined Financial Data for Tower” and “Unaudited Pro Forma Combined
Financial Information.”

MISSION, VISION AND VALUES
Mission Statement
Tower Bancorp, Inc. will positively impact lives by helping people achieve their dreams.
Vision Statement
Tower Bancorp, Inc. will be a high performing financial services company that creates financial success for consumer, business, and not for profit customers in the markets we choose to serve.
Value Statement
Tower Bancorp, Inc. is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness, and company spirit.  We value and respect each other because we truly believe that our success only comes from working together for our team’s success.
Making a Positive Impact

INTERNAL ENVIRONMENT
• Strong organic growth complemented with strategic acquisitions
• “Well Capitalized”
• Strong balance sheet
• Deep leadership team with over 150 years of combined in-market experience
• Improved liquidity and visibility of stock
• Continued strong asset quality ratios
• Improved net interest margin
A Culture Where Our Leaders Are Our
Sustainable Competitive Advantage

CORPORATE LEADERSHIP TEAM
ANDREW SAMUEL JEFF RENNINGER JANAK AMIN MARK MERRILL
Chairman and Chief
Executive Officer
25 years banking
experience (25 years in-
market)
Prior experience: Fulton
Bank and Waypoint Bank
Chief Operating Officer
32 years banking
experience (23 years in-
market)
Prior experience: PNC
Bank, Meridian Bank and
Waypoint Bank
President,
Graystone Bank
21 years banking
experience (19 years in-
market)
Prior experience: Fulton
Bank and Waypoint Bank
Chief Financial Officer
12 years financial
experience
Prior experience:
Pricewaterhouse-Coopers
and Waypoint Bank
CARL LUNDBLAD JANE TOMPKINS JOE BERTOTTO MIKE BAYLOR
General Counsel
13  years M&A, bank
regulatory, securities and
corporate experience (13
years in-market)
Prior experience: Rhoads
& Sinon
Chief Credit Officer
34 years experience in the
financial services industry
with over 18 years in credit
policy formation
Prior experience: PNC
Bank and Waypoint Bank
Chief Culture Officer
29 years banking
experience
Prior experience: PNC
Bank and Waypoint Bank
Regional President,
Maryland Division
26 years in-market
banking experience
Prior experience:
Keystone Financial,
Waypoint Bank and PNC
Bank
Deep and proven management team with average experience of 24 years

De Novo opened November 2005

Reached over $600 million in assets in less than 3 years

Achieved net income of $2.1 million in third full year (2008)

Opened 12 de novo branch offices, serving 6 counties in Pennsylvania

Voted a *Best Places to Work in Pennsylvania*: 2006, 2007, 2008, 2009 and 2010

9 GRAYSTONE TOWER BANK ACCOMPLISHMENTS

PENNSYLVANIA
MARYLAND
Pittsburgh
State College
Harrisburg
Philadelphia
Baltimore
Washington, D.C.
Centre
Blair
Mifflin
Juniata
Huntingdon
Perry
Dauphin
Lebanon
Berks
Cumberland
Lancaster
Chester
Delaware
Fulton
Franklin
Adams
York
Washington
Carroll
Frederick
Baltimore
Harford
Cecil
Howard
Montgomery

Potentially attractive growth and expansion opportunities
FOOTPRINT AND CURRENT GROWTH POTENTIAL
Note: Tower believes that a growth opportunity exists for the counties appropriately marked above based on Tower’s close proximity to those counties, management’s familiarity with the demographics and businesses and business leaders in those counties and Tower’s reputation in those counties.
Chester County Franchise
(Pro forma)
Current Graystone
Tower Franchise
Growth Markets

Efficiency Ratio

Net Interest Margin

Non-Interest Income to Average Assets

Loan Outstanding Growth

Core Deposit Growth

Return on Tangible Equity

EPS Growth

11 PERFORMANCE OBJECTIVES Tower Bancorp Inc. will strive to be in the top 20% of our Peer Group as defined by the Board of Directors in the following:

Consumers

- Target middle market households in central PA and MD
- Focus on markets with strong community identities
- Differentiate by high touch relationship management and exceptional service supported by technology

Businesses

- Target family owned businesses with less than $100 million in revenue and are influential in the community
- Differentiate by high touch relationship management and exceptional service supported by technology
- Emphasize local decision making with highly responsive local people

Wealth Management

- Target clients with under $3 million investable assets
- Strong investment management results that exceed benchmarks
- Differentiate by high touch relationship management and exceptional service
- Plans to expand First Chester Wealth Management platform into the Graystone and Tower footprint
- Expand and enhance 401K capabilities

12 BUSINESS STRATEGIES

November 2005-Opened De Novo Graystone Bank
Graystone Bank reached over $600 million in assets in less than 3 years
March 31st 2009 - Completed Merger of Graystone Financial Corp. and Tower Bancorp, Inc.
December 28th 2009 -Announced Acquisition of First Chester County Corporation

13 CONFIRMED GROWTH MODEL Tower Bancorp Inc. Pro Forma $2.7 Billion Assets 49 Branches “Creating Central/Southeastern Pennsylvania’s Premier Community Bank”

Organic Growth
Acquisitive Growth
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
CAGR 97%
$65,091
$245,095
$446,412
$641,318
$1,470,583
$1,618,843
2005
2006
2007
2008
12/31/2009
9/30/2010

ASSET GROWTH ($000) (1) (2)
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Organic Growth
Acquisitive Growth
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
CAGR 113%
$37,542
$195,712
$359,051
$525,470
$1,216,469
$1,355,717
2005
2006
2007
2008
12/31/2009
9/30/2010

DEPOSIT GROWTH ($000) (1) (2)
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Organic Growth
Acquisitive Growth
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
CAGR 129%
$25,638
$172,519
$390,274
$569,575
$1,138,271
$1,321,537
2005
2006
2007
2008
12/31/2009
9/30/2010

LOAN GROWTH ($000) (1) (2) (3)
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
(3) Loans are presented as net of unearned income

Conservative and Disciplined Approval Process
Diversified Loan Portfolio
Highly Experienced Management Team
High Quality Asset Growth
Focus on Lending in Market and Knowing Our Customers

17 QUALITY ASSET GROWTH STRATEGY

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$5
$367
$1,593
$3,110
$8,828
$7,577
2005
2006
2007
2008
2009
YTD 2010 (3)

NON-INTEREST INCOME ($000) (1) (2)
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp Inc.
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
(3) For nine months ended September 30, 2010

120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
109.8%
74.8%
72.3%
67.8%
71.3%
2005
2006
2007
2008
2009
YTD 2010(3)

EFFICIENCY RATIO (1) (2)
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) Efficiency ratio is calculated as total non-interest expense divided by the total of net interest income and non-interest income.
(3) For nine months ended September 30, 2010

3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2.89%
3.10%
3.24%
2.97%
3.49%
3.66%
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
9/30/2010(3)

NET INTEREST MARGIN (1) (2)
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
(3) Net Interest margin for the nine months-ended September 30, 2010

• 2005-2007 – Graystone raised approximately $65 million of total capital in private placements
• 2008 – Graystone grew to over $600 million in assets with Net Income $2.1 million in third full year
• March 2009 - Merger of equals of Graystone Financial Corp. and Tower Bancorp, Inc.
• 2009 - NASDAQ Listing
• 2009-2010 – Raised $21 million of subordinated debt with local investors
• 2009 - Oversubscribed public offering with net proceeds of approximately $51.5 million
• December 2009 - Announced acquisition of First Chester County Corporation
• 2009 – 2010 - Increased visibility on Wall Street and growth in institutional ownership
GRAYSTONE/TOWER STRATEGIC ACCOMPLISHMENTS

INVESTMENT MERITS
• Deep and broad management team with extensive in-market experience
• Compelling culture that drives excellence
• Disciplined approach to strategy development and execution
• Successful and proven growth strategy
• Diversified credit portfolio with a conservative focus on credit quality
• Significant franchise value
• Anticipated earnings per share accretion with First Chester County Corporation acquisition

23 23 THANK YOU!